THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2007

BEAR STEARNS SECOND LIEN TRUST 2007-1
(Exact name of issuing entity as specified in its charter)

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of depositor as specified in its charter)

EMC MORTGAGE CORPORATION
(Exact name of sponsor as specified in its charter)

Delaware	333-131374-55	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (949) 475-3600.

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a 12(b) under the Exchange Act (17 CFR 240.14a 12(b))

[_] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[_] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, prepared in accordance with U. S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 1, 2007; Commission File No. 1-10777), and the Current Reports on Form 8-K filed with the Commission on April 25, 2007, as they relate to Ambac Assurance Corporation, are incorporated by reference in (i) the registration statement; and (ii) the Prospectus Supplement and shall be deemed to be a part hereof.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC.

By:	/s/ Joseph T. Jurkowski, Jr.
Name:	Joseph T. Jurkowski, Jr.
Title:	Vice President

Dated: April 27, 2007

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.